                                                                    EXHIBIT 99.3

                                                          Last Updated 7/27/2005

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER

                                      2005

                                                                                                   INCREASE
                                                                                                  (DECREASE)
Line                                        1ST QTR    2ND QTR   3RD QTR  4TH QTR  YEAR-TO-DATE  VS PRIOR YTD
                                            -------    -------   -------  -------  ------------  ------------
      EARNINGS CONTRIBUTION BY
      SUBSIDIARY ($ MILLIONS)

1     Arizona Public Service                $    27    $    64                      $       91   $         2
2     Pinnacle West Energy                      (21)        12                              (8)           28
3     APS Energy Services                        (3)         1                              (2)           (5)
4     SunCor                                      9         11                              19            13
5     El Dorado                                  (1)         -                              (1)          (35)
6     Parent Company                             19         (3)                             16             7
                                            -------    -------   -------  -------   ----------   -----------

7     Income From Continuing Operations          30         85         -        -          115            10

8     Loss From Discontinued
      Operations - Net of Tax                    (6)       (58)                            (64)          (63)
9     Cumulative Effect of Change in
      Accounting - Net of Tax                     -          -                               -             -
                                            -------    -------   -------  -------   ----------   -----------

10    Net Income                            $    24    $    27   $     -  $     -   $       51   $       (53)
                                            =======    =======   =======  =======   ==========   ===========

      EARNINGS PER SHARE
      BY SUBSIDIARY - DILUTED

11    Arizona Public Service                $  0.30    $  0.66                      $     0.97   $     (0.01)
12    Pinnacle West Energy                    (0.23)      0.13                           (0.09)         0.31
13    APS Energy Services                     (0.04)      0.01                           (0.03)        (0.06)
14    SunCor                                   0.09       0.11                            0.21          0.15
15    El Dorado                               (0.01)         -                           (0.01)        (0.39)
16    Parent Company                           0.21      (0.03)                           0.17          0.07
                                            -------    -------   -------  -------   ----------   -----------

17    Income From Continuing Operations        0.32       0.88         -        -         1.22          0.07

18    Loss From Discontinued
      Operations - Net of Tax                 (0.05)     (0.60)                          (0.68)        (0.67)
19    Cumulative Effect of Change in
      Accounting - Net of Tax                     -          -                               -             -
                                            -------    -------   -------  -------   ----------   -----------

20    Net Income                            $  0.27    $  0.28   $     -  $     -   $     0.54   $     (0.60)
                                            =======    =======   =======  =======   ==========   ===========

21    BOOK VALUE PER SHARE                  $ 32.50    $ 32.89                      $    32.89        $ 1.21

      COMMON SHARES OUTSTANDING -
      DILUTED (THOUSANDS)
22    Average                                92,045     96,299                          94,189         2,798
23    End of Period                          92,103     98,442                          98,442         7,133

See Glossary of Terms.                                              Page 8 of 31

                                                          Last Updated 7/27/2005

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER

                                      2005

                                                                                                              INCREASE
                                                                                                             (DECREASE)
Line                                        1ST QTR       2ND QTR      3RD QTR     4TH QTR   YEAR-TO-DATE   VS PRIOR YTD
                                          ------------  -----------  -----------  ---------  ------------   -------------

    ELECTRIC OPERATING
    REVENUES (DOLLARS IN  MILLIONS)

    REGULATED ELECTRICITY
    SEGMENT
    RETAIL
24  Residential                           $        190  $       268                          $        458   $         24
25  Business                                       209          281                                   490             22
                                          ------------  -----------  -----------  ---------  ------------   ------------
26  Total retail                                   399          549            -          -           948             46
    WHOLESALE REVENUE ON DELIVERED
    ELECTRICITY
27  Traditional contracts                            3            5                                     8              1
28  Off-system sales                                 -           12                                    12             12
29  Transmission for others                          7            7                                    14             (2)
30  Other miscellaneous services                     7            7                                    14              4
                                          ------------  -----------  -----------  ---------  ------------   ------------
31  Total regulated electricity                    416          580            -          -           996             61
    MARKETING  AND TRADING
    SEGMENT
32  Electricity and other
    commodity sales                                 89           71                                   160            (39)
                                          ------------  -----------  -----------  ---------  ------------   ------------
33  Total operating electric revenues     $        505  $       651  $         -  $       -  $      1,156   $         22
                                          ============  ===========  ===========  =========  ============   ============

    ELECTRIC SALES (GWH)

    REGULATED ELECTRICITY
    SEGMENT
    RETAIL SALES
34  Residential                                  2,367        2,889                                 5,256            124
35  Business                                     3,042        3,684                                 6,726             73
                                          ------------  -----------  -----------  ---------  ------------   ------------
36  Total retail                                 5,409        6,573            -          -        11,982            197
    WHOLESALE ELECTRICITY DELIVERED
37  Traditional contracts                          155          200                                   355             22
38  Off-system sales                                 -          598                                   598            598
39  Retail load hedge management                   750          702                                 1,452            552
                                          ------------  -----------  -----------  ---------  ------------   ------------
40  Total regulated electricity                  6,314        8,073            -          -        14,387          1,369
    MARKETING  AND TRADING
    SEGMENT
41  Wholesale sales of electricity               5,777        4,901                                10,678         (2,161)
                                          ------------  -----------  -----------  ---------  ------------   ------------
42  Total electric sales                        12,091       12,974            -          -        25,065           (792)
                                          ============  ===========  ===========  =========  ============   ============

See Glossary of Terms.                                              Page 9 of 31

                                                          Last Updated 7/27/2005

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER

                                      2005

                                                                                                         INCREASE
                                                                                                        (DECREASE)
Line                                         1ST QTR    2ND QTR     3RD QTR   4TH QTR   YEAR-TO-DATE   VS PRIOR YTD
                                          ------------  ---------   --------  --------  ------------   ------------
     MARKETING AND TRADING
     SEGMENT PRETAX GROSS
     MARGIN ANALYSIS
     (DOLLARS IN MILLIONS)

     REALIZED AND MARK-TO-MARKET
     COMPONENTS
43   Electricity and other commodity
     sales, realized (a)                  $         12  $      18                         $     30     $         (4)
44   Mark-to-market reversals on
     realized sales (b)                             (3)        (8)                              (8)              (9)
45   Change in mark-to-market value of
     forward sales                                  10          3                               10                2
                                          ------------  ---------   --------  --------    --------     ------------
46   Total gross margin                   $         19  $      13   $      -  $      -    $     32     $        (11)
                                          ============  =========   ========  ========    ========     ============

     BY PINNACLE WEST ENTITY

47   Parent company marketing and
     trading division                     $         21  $       6                         $     27     $          4
48   APS                                            (4)         3                               (1)               4
49   Pinnacle West Energy                            5          -                                5              (12)
50   APS Energy Services                            (3)         4                                1               (7)
                                          ------------  ---------   --------  --------    --------     ------------
51   Total gross margin                   $         19  $      13   $      -  $      -    $     32     $        (11)
                                          ============  =========   ========  ========    ========     ============

FUTURE MARKETING AND TRADING MARK-TO-MARKET REALIZATION

As of June 30, 2005, Pinnacle West had accumulated net mark-to-market gains of $43 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: 2005, $9 million; 2006, $7 million; 2007, $17 million; and thereafter, $10 million.

-----------------
(a) The net effect on pretax gross margin from realization of prior-period mark-to-market included in line 43 and in line 44 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 43 are included in line 44. For example, line 44 shows that a prior-period mark-to-market gain of $8 million was transferred to "realized" for the second quarter of 2005. A $8 million realized gain is included in the $18 million on line 43 for the second quarter of 2005.

(b) Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.                                             Page 10 of 31

                                                          Last Updated 7/27/2005

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER

                                      2005

                                                                                              INCREASE
                                                                                             (DECREASE)
Line                                     1ST QTR  2ND QTR  3RD QTR  4TH QTR  YEAR-TO-DATE   VS PRIOR YTD
                                         -------  -------  -------  -------  ------------   ------------
    AVERAGE ELECTRIC CUSTOMERS

    RETAIL CUSTOMERS
52  Residential                          889,967  888,509                         889,238         35,064
53  Business                             109,772  110,658                         110,227          4,218
                                         -------  -------  -------  -------  ------------   ------------
54  Total                                999,739  999,167        -        -       999,465         39,282
55  Wholesale customers                       81       76                              79             (3)
                                         -------  -------  -------  -------  ------------   ------------
56  Total customers                      999,820  999,243        -        -       999,544         39,279
                                         =======  =======  =======  =======  ============   ============

57  Customer Growth (% over prior year)      4.0%     4.2%                            4.1%           0.5%

    RETAIL SALES (GWH) -
    WEATHER NORMALIZED

58  Residential                            2,430    2,903                           5,333            200
59  Business                               3,058    3,693                           6,751            137
                                         -------  -------  -------  -------  ------------   ------------
60  Total                                  5,488    6,596        -        -        12,084            337
                                         =======  =======  =======  =======  ============   ============

    RETAIL USAGE
    (KWH/AVERAGE CUSTOMER)

61  Residential                            2,660    3,252                           5,911            (97)
62  Business                              27,712   33,292                          61,020         (1,739)

    RETAIL USAGE -
    WEATHER NORMALIZED
    (KWH/AVERAGE CUSTOMER)

63  Residential                            2,730    3,268                           5,997            (12)
64  Business                              27,860   33,374                          61,250         (1,143)

    ELECTRICITY DEMAND (MW)

65  System peak demand                     3,997    6,458                           6,458            826

See Glossary of Terms.                                             Page 11 of 31

                                                          Last Updated 7/27/2005

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER

                                      2005

                                                                                                              INCREASE
                                                                                                             (DECREASE)
Line                                         1ST QTR       2ND QTR      3RD QTR     4TH QTR   YEAR-TO-DATE  VS PRIOR YTD
                                           ------------  -----------  ----------  ----------  ------------  -------------
    ENERGY SOURCES (GWH)

    GENERATION PRODUCTION
66  Nuclear                                       2,247        1,619                                 3,866          (142)
67  Coal                                          2,940        3,088                                 6,028           106
68  Gas, oil and other                            1,127        2,074                                 3,201         1,495
                                           ------------  -----------  ----------  ----------  ------------  ------------
69  Total                                         6,314        6,781           -           -        13,095         1,459
                                           ------------  -----------  ----------  ----------  ------------  ------------
    PURCHASED POWER
70  Firm load                                       586          880                                 1,466          (767)
71  Marketing and trading                         5,832        5,984                                11,816          (857)
                                           ------------  -----------  ----------  ----------  ------------  ------------
72  Total                                         6,418        6,864           -           -        13,282        (1,624)
                                           ------------  -----------  ----------  ----------  ------------  ------------
73  Total energy sources                         12,732       13,645           -           -        26,377          (165)
                                           ============  ===========  ==========  ==========  ============  ============

    POWER PLANT PERFORMANCE

    CAPACITY FACTORS
74  Nuclear                                          94%          67%                                   80%           (3)%
75  Coal                                             80%          83%                                   81%            2%
76  Gas, oil and other                               17%          27%                                   22%            9%
77  System average                                   49%          49%                                   48%            1%

    GENERATION CAPACITY OUT OF SERVICE
    AND REPLACED FOR NATIVE LOAD
    (AVERAGE MW/DAY)
78  Nuclear                                          52          329                                   381            13
79  Coal                                            195          244                                   440           139
80  Gas                                             212          164                                   376           280
                                           ------------  -----------  ----------  ----------  ------------  ------------
81  Total                                           459          737           -           -         1,197           432

82  Generation Fuel Cost ($/MWh)           $      15.50  $     22.86                          $      19.31  $       4.15

See Glossary of Terms.                                             Page 12 of 31

                                                          Last Updated 7/27/2005

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER

                                      2005

                                                                                                                       INCREASE
                                                                                                                      (DECREASE)
Line                                               1ST QTR         2ND QTR     3RD QTR  4TH QTR       YEAR-TO-DATE   VS PRIOR YTD
                                                 ------------     ----------   -------  -------       ------------   ------------
    ENERGY MARKET INDICATORS (a)

    ELECTRICITY AVERAGE DAILY SPOT PRICES
    ($/MWH)
    ON-PEAK
83  Palo Verde                                   $      49.74     $    53.33                          $      51.54   $       4.49
84  SP15                                         $      55.70     $    55.19                          $      55.45   $       3.90
    OFF-PEAK
85  Palo Verde                                   $      37.04     $    33.03                          $      35.04   $       1.34
86  SP15                                         $      40.96     $    34.73                          $      37.85   $       0.74

    WEATHER INDICATORS

    ACTUAL
87  Cooling degree-days                                    34          1,538                                 1,572           (299)
88  Heating degree-days                                   457              1                                   458           (105)
89  Average humidity                                       56%            20%                                   38%             9%
    10-YEAR AVERAGES
90  Cooling degree-days                                    80          1,491                                 1,571              -
91  Heating degree-days                                   521             36                                   557              -
92  Average humidity                                       43%            24%                                   33%             0%

    ECONOMIC INDICATORS

    BUILDING PERMITS -- METRO PHOENIX
    (b) (d)
93  Single-family                                      10,356          7,837                                18,193         (5,488)
94  Multi-family                                        1,741            621                                 2,362           (719)
                                                 ------------     ----------   -------  -------       ------------   ------------
95  Total                                              12,097          8,458         -        -             20,555         (6,207)
                                                 ============     ==========   =======  =======       ============   ============

    ARIZONA JOB GROWTH  (c) (d)
96  Payroll job growth (% over prior year)                4.1%           3.9%                                  4.0%           1.1%
97  Unemployment rate
    (%, seasonally adjusted)                              4.4%           4.9%                                  4.7%          (0.5)%

-------------------
Sources:

(a) This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b) Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)   Arizona Department of Economic Security

(d) The economic indicators reflect latest available data through periods ending May 2005.

See Glossary of Terms.                                             Page 13 of 31